UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017

I.D. SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15087	22-3270799
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

I.D. Systems, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”) on June 15, 2017. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of five directors, each to serve until the Company’s 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominees for election were Kenneth Brakebill, Michael Brodsky, Michael Casey, Ron Konezny and Chris Wolfe;

2.	The ratification of the appointment of EisnerAmper LLP (“EisnerAmper”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;

3.	An advisory (non-binding) vote to approve the Company’s executive compensation; and

4.	An advisory (non-binding) vote on the frequency of future stockholder advisory votes to approve the Company’s executive compensation.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 12,256,304 of the 14,072,714 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Messrs. Brakebill, Brodsky, Casey, Konezny and Wolfe as directors of the Company to serve until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified was approved as follows:

	For	Withheld	Broker Non-Votes
Kenneth Brakebill	8,619,772	269,825	3,366,707
Michael Brodsky	8,388,362	501,235	3,366,707
Michael Casey	8,391,422	498,175	3,366,707
Ron Konezny	7,314,865	1,574,732	3,366,707
Chris Wolfe	8,799,422	90,175	3,366,707

2.	The stockholders ratified the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The voting results were as follow:

For	Against	Abstain	Broker Non-Votes
12,247,370	3,841	5,093	—

3.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
8,576,109	298,259	15,229	3,366,707

4.	The stockholders approved an advisory resolution on the frequency of future stockholder advisory votes on executive compensation. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain
8,252,589	9,877	618,343	8,788

Based on the approval of the stockholders, the Company’s board of directors has determined that it will hold an advisory vote on the compensation of its executive officers every year until the next required vote on the frequency of such an advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name:	Ned Mavrommatis
Title:	Chief Financial Officer

Date: June 16, 2017